SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 8, 2010

Corgenix Medical Corporation

(Exact Name of registrant as specified in its charter)

Nevada	000-24541	93-1223466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11575 Main Street

Suite 400

Broomfield, Colorado 80020

(Address, including zip code, of principal executive offices)

(303) 457-4345

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                         Entry into a Material Definitive Agreement.

On October 8, 2010, the Second Tranche of the Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”) among Corgenix Medical Corporation (the “Company”), Financière Elitech SAS, a société par actions simplifiée organized under the laws of France (“Elitech”), and Wescor, Inc., a Utah corporation and subsidiary of Elitech (“Wescor”), closed, effective as of October 1, 2010.  As a condition to closing the Second Tranche, the Company transferred its product distribution activity outside of North America from its subsidiary, Corgenix U.K. Ltd., to Elitech UK Limited pursuant to the Assignment and Assumption Agreement, effective as of October 1, 2010 by and among the Company, Corgenix U.K. Ltd. and Elitech UK Limited.  As an additional condition to closing the Second Tranche, Wescor purchased 1,666,667 shares of the Company’s common stock (the “Second Tranche Shares”) for $250,000, or $0.15 per share.  For no additional consideration, the Company issued a warrant to Wescor to purchase 833,333 shares of the Company’s common stock at $0.15 per share (the “Second Tranche Warrant”).

The foregoing descriptions of the Common Stock Purchase Agreement, the Assignment and Assumption Agreement and the Second Tranche Warrant are not complete descriptions of all the terms of those agreements.  For a complete description of all the terms, we refer you to the full text of the Common Stock Purchase Agreement, the Assignment and Assumption Agreement and the Second Tranche Warrant, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, to this report, and which are incorporated by reference herein.

ITEM 3.02                         Unregistered Sales of Equity Securities.

The information provided under Item 1.01 above is incorporated by reference to this Item 3.02.   The offer and issuance of the Second Tranche Shares and the Second Tranche Warrant are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated under Regulation D there under.  The offering was not conducted in connection with a public offering, no public solicitation or advertisement was made or relied upon by Wescor in connection with the offering and Wescor is considered an accredited investor as defined in Rule 501 of Regulation D under the Securities Act.

ITEM 8.01                         Other Events.

On October 8, 2010, the Company completed a repurchase of 200,000 shares of its Series B Convertible Preferred Stock (the “Repurchased Shares”) held by CAMOFI Master LDC, a Cayman Islands company (“CAMOFI”), for a purchase price of $50,000.  Pursuant to the Second Modification of Secured Convertible Term Notes dated January 29, 2009 by and between the Company and CAMOFI, the Repurchased Shares bore a $50,000 liquidation preference and were convertible into 800,000 shares of the Company’s common stock at the option of CAMOFI.  The repurchase was funded in part by cash on hand and in part by proceeds from the sale of the Second Tranche Shares.  The repurchase was conducted in accordance with Rule 10b-5 under the Securities Exchange Act of 1934, as amended.

The foregoing description of the rights and preferences of the Repurchased Shares is qualified in its entirety by reference to the provisions of the Second Modification of Secured Convertible Term Notes dated January 29, 2009 and the Certificate of Designations of Preferences Rights and Limitations of Series B Convertible Preferred Stock, filed as Exhibits 99.1 and 99.2, respectively, to this report, and which are incorporated by reference herein.

ITEM 9.01                         Financial Statements and Exhibits.

a) Not applicable.

b) Not applicable.

c) Not applicable.

d) Exhibits:

Exhibit
Number	Description of Exhibit

10.1

Common Stock Purchase Agreement dated July 12, 2010 by and among Corgenix Medical Corporation, Financière Elitech SAS, and Wescor, Inc., filed as Exhibit 10.1 to the Company’s Form 8-K filed July 15, 2010 and incorporated herein by reference.

10.2*	Assignment and Assumption Agreement effective as of October 1, 2010 by and among Elitech UK Limited, Corgenix Medical Corporation and Corgenix U.K. Ltd.

10.3*	Second Tranche Warrant effective as of October 1, 2010 issued by Corgenix Medical Corporation

99.1

Second Modification of Secured Convertible Term Notes dated January 29, 2009, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed February 5, 2009 and incorporated herein by reference.

99.2	Certificate of Designations of Preferences Rights and Limitations of Series B Convertible Preferred Stock filed as Exhibit 99.2 filed February 5, 2009 and incorporated herein by reference.

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2010	CORGENIX MEDICAL CORPORATION

	By:	/s/ Douglass T. Simpson
Douglass T. Simpson
President and Chief Executive Officer